UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2025

ORION S.A.

(Exact name of registrant as specified in its charter)

Grand Duchy of Luxembourg	001-36563	00-0000000
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1700 City Plaza Drive, Suite 300 Spring, Texas 77389 (Address of principal executive offices, including zip code)

(281) 318-2959

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, no par value	OEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Orion S.A. (the “Company”) held its Annual General Meeting of Shareholders (the “Annual General Meeting”) on June 26, 2025. The Company’s shareholders approved and adopted all matters submitted to them at the Annual General Meeting, which matters are described in the Company’s proxy statement that was filed with the SEC on April 25, 2025.

The results of votes on the matters adopted by the Annual General Meeting are as follows:

Proposal 1(i) Election of Ms. Kerry Galvin as Director of the Company for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2025.

For	Against	Abstentions	Broker Non-Votes
44,062,587	902,043	473,849	3,508,523

Proposal 1(ii) Election of Ms. Jaqueline Hoogerbrugge as Director of the Company for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2025.

For	Against	Abstentions	Broker Non-Votes
44,360,503	514,537	563,439	3,508,523

Proposal 1(iii) Election of Mr. Paul Huck as Director of the Company for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2025.

For	Against	Abstentions	Broker Non-Votes
43,983,758	891,025	563,696	3,508,523

Proposal 1(iv) Election of Ms. Mary Lindsey as Director of the Company for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2025.

For	Against	Abstentions	Broker Non-Votes
44,358,931	572,357	507,191	3,508,523

Proposal 1(v) Election of Mr. Didier Miraton as Director of the Company for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2025.

For	Against	Abstentions	Broker Non-Votes
44,132,690	831,787	474,002	3,508,523

Proposal 1(vi) Election of Mr. Yi Hyon Paik as Director of the Company for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2025.

For	Against	Abstentions	Broker Non-Votes
44,091,403	826,685	520,391	3,508,523

Proposal 1(vii) Election of Mr. Corning Painter as Director of the Company for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2025.

For	Against	Abstentions	Broker Non-Votes
44,106,491	859,123	472,865	3,508,523

Proposal 1(viii) Election of Mr. Dan Smith as Director of the Company for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2025.

For	Against	Abstentions	Broker Non-Votes
43,977,288	898,752	562,439	3,508,523

Proposal 1(ix) Election of Mr. Michel Wurth as Director of the Company for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2025.

For	Against	Abstentions	Broker Non-Votes
43,971,314	871,280	595,885	3,508,523

Proposal 2 Approval of the compensation that shall be paid to the Board of Directors of the Company for the period commencing on January 1, 2025 and ending on December 31, 2025.

For	Against	Abstentions	Broker Non-Votes
42,481,006	2,490,035	467,438	3,508,523

Proposal 3 Approval, on a non-binding advisory basis, of the compensation paid to the Company’s named executive officers for 2024 (Say-on-Pay vote) as disclosed in the proxy statement.

For	Against	Abstentions	Broker Non-Votes
42,057,744	2,911,936	468,799	3,508,523

Proposal 4 Approval of the annual accounts of the Company for the financial year that ended on December 31, 2024.

For	Against	Abstentions	Broker Non-Votes
44,179,521	35,549	1,223,409	3,508,523

Proposal 5 Approval of the consolidated financial statements of the Company for the financial year that ended on December 31, 2024.

For	Against	Abstentions	Broker Non-Votes
44,181,256	35,549	1,221,674	3,508,523

Proposal 6 Allocation of results of the financial year that ended on December 31, 2024, and approval of the interim dividends declared by the Company in the aggregate amount of EUR 4,476,118.

For	Against	Abstentions	Broker Non-Votes
44,932,648	45,004	460,827	3,508,523

Proposal 7 Discharge of the members of the Board of Directors of the Company for the performance of their mandates during the financial year that ended on December 31, 2024.

For	Against	Abstentions	Broker Non-Votes
43,825,736	109,120	1,503,623	3,508,523

Proposal 8 Discharge of the independent auditor of the Company, Ernst & Young, Luxembourg, Société anonyme - Cabinet de revision agréé for the financial year that ended on December 31, 2024.

For	Against	Abstentions	Broker Non-Votes
43,606,553	328,157	1,503,769	3,508,523

Proposal 9 Appointment of Ernst & Young, Luxembourg, Société anonyme - Cabinet de revision agréé, to be the Company’s independent auditor (Réviseur d’Entreprises) (i) for all statutory accounts required by Luxembourg law for the financial year ending on December 31, 2025; and (ii) for any assurance of the non-financial/sustainability information disclosed for the financial year ending on December 31, 2025.

For	Against	Abstentions	Broker Non-Votes
47,789,418	103,611	461,152	592,821

Proposal 10 Ratification of the appointment of Ernst & Young LLP to be the Company’s independent registered public accounting firm for all matters not required by Luxembourg law for the financial year ending on December 31, 2025.

For	Against	Abstentions	Broker Non-Votes
48,394,774	91,174	461,052	0

Proposal 11 Renewal of the authorization to the Board of Directors of the Company to purchase shares of the Company in the name and on behalf of the Company for a period of five years in accordance with article 430-15 of the Luxembourg law of 10 August 1915 governing commercial companies, as amended and any other applicable laws and regulations.

For	Against	Abstentions	Broker Non-Votes
42,504,059	2,198,372	736,048	3,508,523

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORION S.A.

By:	/s/ Jeff Glajch
	Name:	Jeff Glajch
	Title:	Chief Financial Officer

Date: June 26, 2025